               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:  December 17, 1996
       Date of Earliest Event Reported:  December 4, 1996



                      TELE-COMMUNICATIONS, INC.
   ----------------------------------------------------------
     (Exact name of Registrant as specified in its charters)


                         State of Delaware
          --------------------------------------------
         (State or other jurisdiction of incorporation)


        0-20421                           84-1260157
----------------------       -----------------------------------
(Commission File Number)      (I.R.S. Employer Identification No.)


      5619 DTC Parkway
     Englewood, Colorado                      80111
---------------------------------------    -----------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:  (303) 267-5500

Item 5.  Other Events.
-------  -------------

          On December 4, 1996, Tele-Communications, Inc. ("TCI") distributed (the "Distribution") to the holders of shares of the TCI Group Common Stock of all of the issued and outstanding common stock of TCI Satellite Entertainment, Inc. ("Satellite"). At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCI. The Distribution was effected as a tax-free dividend to, and did not involve the payment of any consideration by,  the  holders of TCI Group Common Stock.  Prior  to
          the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information
-------   -----------------------------------------------------
           and Exhibits.
           -------------

(a)  Financial Statements
     --------------------

               None.

(b)  Pro Forma Financial Information
     -------------------------------

     Tele-Communications, Inc. and Subsidiaries:

          Condensed Pro Forma Combined Balance Sheet,
             September 30, 1996 (unaudited)
          Condensed Pro Forma Combined Statement of Operations,
             Nine months ended September 30, 1996 (unaudited)
          Condensed Pro Forma Combined Statement of Operations,
             Year ended December 31, 1995 (unaudited)
          Notes  to  Condensed  Pro  Forma  Combined  Financial
             Statements, September 30, 1996 (unaudited)

     "TCI Group"

          Condensed Pro Forma Combined Balance Sheet,
             September 30, 1996 (unaudited)
          Condensed Pro Forma Combined Statement of Operations,
             Nine months ended September 30, 1996 (unaudited)
          Condensed Pro Forma Combined Statement of Operations,
             Year ended December 31, 1995 (unaudited)
          Notes  to  Condensed  Pro  Forma  Combined  Financial
             Statements, September 30, 1996 (unaudited)

(c)  Exhibits
     --------

               None.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     December 17, 1996



                                   TELE-COMMUNICATIONS, INC.
                                   (Registrant)



                                    By:/s/ Stephen M. Brett
                                       --------------------------
                                        Stephen M. Brett
                                        Executive Vice President

           TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

        Condensed Pro Forma Combined Financial Statements

                       September 30, 1996
                           (unaudited)



     The following unaudited condensed pro forma combined balance sheet of TCI, dated as of September 30, 1996, assumes that the Distribution (see note 1) had occurred as of such date.

     The following unaudited condensed pro forma combined statement of operations of TCI for the nine months ended
September 30, 1996 assumes that the Distribution and the acquisition by TCI of all the common stock of a subsidiary of Viacom, Inc. ("VII Cable") (the "VII Cable Acquisition") (see note 2), had occurred as of January 1, 1995.

     The following unaudited condensed pro forma combined statement of operations of TCI for the year ended December 31, 1995 assumes that the Distribution, the VII Cable Acquisition, and the acquisition of a 51% ownership interest in Cablevision S.A. and certain affiliated companies (collectively "Cablevision") (the "Cablevision Acquisition") (see note 3) had occurred as of January 1, 1995.

     The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Distribution, the VII Cable Acquisition and the Cablevision Acquisition had occurred as of January 1, 1995. These condensed pro forma combined financial statements of TCI should be read in conjunction with the historical financial statements and the related notes thereto of TCI.

           TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

           Condensed Pro Forma Combined Balance Sheet
                           (unaudited)


                                         September 30, 1996
                                ---------------------------------------
                                   TCI          Satellite        TCI
                                Historical   Distribution (1)  Pro forma
                                ----------   ----------------  ---------
                                         amounts in millions
Assets

Cash, receivables and other
  current assets                $  1,264        (24)             1,240

Note receivable from Satellite        --        250                250

Investment in affiliates and
  Turner Broadcasting System,
  Inc., and related receivables    3,736        (30)             3,706

Property and equipment, net of
  accumulated depreciation         8,767     (1,136)             7,631

Franchise costs, intangibles
  and other assets, net of
  amortization                    16,808         --             16,808
                                --------    -------           --------
                                $ 30,575       (940)            29,635
                                ========    =======           ========
Liabilities and Stockholders'
  Equity

Payables and accruals           $  1,942       (460)             1,482

Debt                              15,118         --             15,118

Deferred income taxes              5,731        (23)             5,708

Other liabilities                    183         --                183
                                --------    -------           --------

    Total liabilities             22,974       (483)            22,491
                                --------    -------           --------

Minority interests                 1,585         --              1,585

Redeemable preferred stock           654         --                654

Company-obligated mandatorily
  redeemable preferred
  securities of subsidiary
  trusts holding solely
  subordinated debt securities
  of TCIC                          1,000         --             1,000

Stockholders' equity:
  Preferred Stock                     --         --                --
  TCI Group Series A common
    stock                            685         --               685
  TCI Group Series B common
    stock                             85         --                85
  Liberty Media Group Series A
    common stock                     146         --               146
  Liberty Media Group Series B
    common stock                      21         --                21
  Additional paid-in capital       4,308       (457)            3,851
  Cumulative foreign currency
    translation adjustment           (12)        --               (12)
  Unrealized holding gains for
    available-for-sale securities    335         --               335
  Accumulated deficit               (892)        --              (892)
  Treasury stock                    (314)        --              (314)
                                --------    -------          --------
                                   4,362       (457)            3,905
                                --------    -------          --------
                                $ 30,575       (940)           29,635
                                ========    =======          ========

See accompanying notes to unaudited condensed pro forma combined financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                   (unaudited)

                                              Nine months ended September 30, 1996

                                TCI          Satellite        VII Cable      Pro forma        TCI
                             Historical  Distribution (1)  Historical (2)  adjustments(2)  Pro forma
                             ----------  ----------------  --------------  --------------  ---------
                                                       amounts in millions
Revenue                      $  6,089              (300)             293          (1)(4)     6,081

Operating, cost of sales,
  selling,   general and
  administrative expenses,
  compensation relating to
  stock appreciation rights    (4,367)              294             (189)          --        (4,262)

Depreciation and
  amortization                 (1,150)               87              (52)         (14)(5)    (1,129)
                               ------              ----             ----          ----       ------

   Operating income               572                81               52          (15)          690

Interest expense                 (803)               --              (31)         (46)(9)      (880)

Interest and dividend income       42                19                2           --            63

Share of losses of
  affiliates, net                (308)                1               --           --          (307)

Other income (expense), net      (101)               --                1          (18)(10)     (118)
                                -----               ----             ----         ----         ----
   Earnings (loss) before
     income taxes                (598)              101               24          (79)         (552)

Income tax benefit (expense)      160               (31)             (13)          12(11)       128
                                -----              ----              ----         ----         ----

   Net earnings (loss)           (438)              70                11          (67)         (424)


Dividend requirement on
  redeemable preferred
  stocks                          (27)              --                --           --          (27)
                                -----              ----              ----         ----         ---
   Net earnings (loss)
     attributable to common
     stockholders               $(465)              70                11          (67)         (451)
                                =====             ====               ====         ====         ====
Primary earnings (loss)
  attributable to common
  stockholders per common
  and common equivalent
  share:
    TCI Group Series A and
      Series B common stock    $(.75)                                                         (.73)(12)
                               =====                                                          ====
    Liberty Media Group
      Series A and Series B
      common stock             $ .22                                                           .22
                               =====                                                          ===

See accompanying notes to unaudited condensed pro forma combined financial statements.

                   TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                   (unaudited)

                                                                     Year ended December 31, 1995
                             ----------------------------------------------------------------------------------------------

                               TCI          Satellite         VII Cable        Cablevision      Pro forma             TCI
                             Historical   Distribution (1)  Historical (2)   Historical (3)   adjustments(2)(3)    Pro forma
                             ----------   ---------------   -------------    -------------    ----------------     ---------
                                                                    amounts in millions

Revenue                       $6,851          (209)             442               52              (2) (4)            7,134

Operating, cost of sales,
 selling, general and
 administrative expenses,
 compensation relating to
 stock appreciation rights   (4,937)           214             (279)             (34)             --                (5,036)
and restructuring charges

Depreciation and
 amortization                (1,372)           56               (82)             ( 2)            (45) (5)           (l,445)
                             ------           ----              ----             ----            ----               ------

    Operating income (loss)     542            61                81               16             (47)                  653

Interest expense             (1,010)           --               (48)              --              (3) (6)           (1,154)
                                                                                                  (4) (7)
                                                                                                  (5) (8)
                                                                                                 (84) (9)

Interest and dividend income     52            25                --               --              --                    77

Share of earnings (losses)
 of affiliates, net            (193)            9                --               --              --                  (184)

Gains                           337            --                --               --              --                   337

Other income (expense), net     (19)           --                34               --             (27) (4)              (43)
                                                                                                 (31) (10)
                               -----          ----              ----             ----            ----                  ----
     Earnings (loss) before
      income taxes             (291)           95                67               16            (201)                 (314)

Income tax benefit (expense)    120           (32)              (33)              (5)             52 (11)(4)           102
                              -----          ----              ----              ----            ----                  ----

      Net earnings (loss)      (171)           63                34               11            (149)                 (212)

Dividend requirement on
 redeemable preferred stocks    (34)           --                --               --              --                   (34)
                              -----          ----              ----             ----            ----                   ----
      Net earnings (loss)
       attributable to common
       stockholders           $(205)           63                34               11            (149)                 (246)
                             ======          ====              ====             ====            ====                  ====
Loss attributable to common
 stockholders per common
 share:
     TCI Class A and Class B
      common stock             $(.11)                                                                             (.15)(13)
     TCI Group Series A and
      Series B common stock    $(.16)                                                                             (.16)(13)
     Liberty Media Group Series
      A and Series B common    $(.16)                                                                             (.16)
      stock

See accompanying notes to unaudited condensed pro forma combined financial statements.

           TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

   Notes to Condensed Pro Forma Combined Financial Statements

                       September 30, 1996
                           (unaudited)


(1)  On   December   4,   1996,   TCI  completed   the   Distribution   by   TCI
     to   the   holders   of   shares  of  the  TCI  Group   common   stock   of
     all of the issued and outstanding common stock of Satellite. At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCI. The Distribution was effected as a tax-free dividend to, and
     did    not   involve   the   payment   of   any   consideration   by,   the
     holders of TCI Group common stock. Prior to the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.

     On the date of the Distribution, Satellite issued to TCI Communications, Inc. ("TCIC"), a subsidiary of TCI, a promissory note in the principal amount of $250 million, representing a portion of Satellite's intercompany balance owed to TCIC on that date. The remainder of such intercompany balance was assumed by TCI on the date of the Distribution in the form of a capital contribution to Satellite. Such promissory note will bear interest at the rate of 10% per annum and will mature on September 30, 2001. Such interest income to TCIC, amounting to $25 million per annum, has been reflected in the accompanying condensed proforma combined statements of operations.

(2)  On    July    31,   1996,   pursuant   to   certain   agreements    entered
     into   among   TCIC,   TCI,   Viacom   International   Inc.   and   Viacom,
     Inc. ("Viacom"), TCIC acquired all of the common stock of VII Cable which, at the time of such acquisition, owned Viacom's cable systems and related assets.

     The transaction was structured as a tax-free reorganization in which VII Cable initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). VII Cable also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and VII Cable. Following these transfers, VII Cable retained cable assets with a value at closing of approximately $2.326
     billion    and    the    obligation   to   repay    the    Loan    Proceeds
     borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

                                                                     (continued)

           TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

   Notes to Condensed Pro Forma Combined Financial Statements


     Prior to the consummation of the VII Cable Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively,
     "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common
     Stock for shares of Class A Common Stock, par value $100 per share, of VII Cable ("VII Cable Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from VII Cable shares of VII Cable Class B Common Stock (the "Share Issuance") in exchange for $350 million (which was used to reduce VII Cable's obligations under the Loan Facility). At the time of the Share Issuance, the VII Cable Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of VII Cable with a stated value of $100 per share.

     The cost to acquire VII Cable was approximately $2.326 billion, consisting of the Loan Proceeds and the $626 million aggregate par value of the VII Cable Exchangeable Preferred Stock. The accompanying unaudited pro forma condensed combined statements of operations do not reflect potential cost savings attributable to (i) economics of scale which may be realized in connection with purchases of programming and equipment or (ii) consolidation of certain operating and administrative functions including the elimination of duplicative facilities and personnel.

(3) On April 25, 1995, TCI consummated the Cablevision Acquisition for an aggregate purchase price of $286 million. The purchase price was paid with cash consideration of approximately $199 million (including a previously paid deposit of $20 million) and the Company's issuance of approximately $87 million in secured negotiable promissory notes payable (the "Cablevision Notes"). The Company has an option during the two year period ended April 25, 1997 to increase its ownership interest in Cablevision to 80% at a
     cost    per   subscriber   similar   to   the   initial   purchase   price.
     The exercise of such option has not been reflected in the accompanying condensed pro forma combined financial statements.

     All   amounts   presented   with  respect   to   Cablevision   are   stated
     in U.S. dollars. During the periods covered by the accompanying condensed pro forma financial statements, an exchange rate of one U.S. dollar to one Argentine peso was maintained by the Argentine government.

(4) Reflects the conveyance to New Viacom Sub of certain nonmaterial assets, liabilities and related results of operations of VII Cable, including for the year ended December 31, 1995, a pre-tax gain of $27 million from the sale of marketable securities and a provision for income taxes of $11 million.

                                                                     (continued)

           TELE-COMMUNICATIONS, INC. AND SUBSIDIARIES

   Notes to Condensed Pro Forma Combined Financial Statements


(5) Represents depreciation and amortization of VII Cable's and Cablevision's allocated excess purchase prices based upon weighted average lives of 12-1/2 years for property and equipment for Cablevision and 40 years for franchise costs for VII Cable and 20 years for franchise costs for Cablevision. The valuations and other studies which will provide the basis of the allocation of the cost to acquire VII Cable have not yet been completed and, consequently, the purchase accounting adjustments made in connection with the development of the unaudited condensed pro forma combined financial statements are preliminary.

(6)  Represents    assumed    interest    expense    on    the    $87    million
     principal   amount   of   the   Cablevision   Notes,   calculated   at   an
     assumed interest rate of 10.0% per annum.

(7)  Represents      additional      interest      expense      on       assumed
     indebtedness of Cablevision. Such additional interest expense was not reflected in the historical financial statements of Cablevision as the related borrowings were not utilized to support the assets acquired by the Company. The pro forma adjustment assumes that Cablevision's April 25, 1995 borrowings ($77 million including capital lease obligations) were outstanding since January 1, 1995 and that such borrowings bore interest at 14.5% per annum.

(8) Represents assumed interest expense incurred by the Company on the borrowings of $179 million to pay the remaining cash
     portion    of    the   Cablevision   purchase   price.     Such    interest
     expense was calculated at the Company's weighted average interest rate of 8.l% for the year ended December 31, 1995.

(9) Represents assumed additional interest expense (after taking into consideration interest expense reflected in the historical VII Cable operations) incurred by the Company on the borrowings of the Loan Proceeds. Solely for the purposes of this presentation, the Company has assumed an interest rate of 7.50% and 7.78% for the nine months ended
     September 30, 1996 and for the year ended December 31, 1995, respectively, based upon historical interest rates adjusted for anticipated terms of the Loan Facility.

(10) Reflects    a    5.0%   cumulative   annual   dividend    on    the    $626
     million    of    VII   Cable   Exchangeable   Preferred   Stock    included
     in minority share of losses of consolidated subsidiaries.

(11) Reflects   the   estimated   income   tax   effect   of   the   pro   forma
     adjustments.    The   effective  income   tax   rate   on   a   pro   forma
     basis is adversely affected by the amortization of excess acquisition costs, which are assumed not to be deductible for tax purposes.

(12) Reflects loss per common share based upon 665.0 million weighted average shares of TCI Group at September 30, 1996.
     Such amount represents the weighted average shares disclosed in TCI's historical financial statements.

(13) Reflects    loss    per   common   share   based   upon    648.2    million
     weighted average shares and 656.4 million weighted average shares of Tele-Communications, Inc. from January 1, 1995 through August 10, 1995 and TCI Group from August 11, 1995 through December 31, 1995, respectively. Such amounts represent TCI's weighted average shares, as disclosed in its historical financial statements.

                           "TCI Group"

        Condensed Pro Forma Combined Financial Statements

                       September 30, 1996
                           (unaudited)


       The following unaudited condensed pro forma combined balance sheet of TCI Group, dated as of September 30, 1996, assumes that
the   Distribution   (see   note  1)  and  the  VII   Cable   Acquisition   (see
note 2) had occurred as of such date.

         The     following    unaudited    condensed    pro    forma    combined
statement of operations of TCI Group for the nine months ended September 30, 1996 assumes that the Distribution and the VII Cable Acquisition had occurred as of January 1, 1995.

         The     following    unaudited    condensed    pro    forma    combined
statement of operations of TCI Group for the year ended December 31, 1995 assumes that the Distribution, the VII Cable Acquisition and the Cablevision Acquisition (see note 3) had occurred as of January 1, 1995.

        The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the Distribution, the VII Cable Acquisition, and the Cablevision Acquisition had occurred as of January 1, 1995.
These    condensed   pro   forma   combined   financial   statements   of    TCI
Group should be read in conjunction with the historical financial statements and the related notes thereto of TCI Group.

                           "TCI GROUP"

           Condensed Pro Forma Combined Balance Sheet
                           (unaudited)

                                              September 30, 1996
                                   ------------------------------------------
                                   TCI Group        Satellite      TCI Group
                                   Historical   Distribution (1)   Pro forma
                                   ----------   ----------------   ---------
Assets                                        amounts in millions
------
Cash, receivables and other
   current assets                   $ 695           (24)             671

Note receivable from Satellite         --            250             250

Investment in affiliates and
   related receivables              2,481           (30)           2,451

Property and equipment, net of
   accumulated depreciation         8,621          (1,136)         7,485

Franchise costs, intangibles and
   other assets, net of
   amortization                    16,363            --           16,363

                                   ------          ------         ------
                                  $28,160           (940)         27,220
                                   ======          ======         ======
Liabilities and Stockholders'Equity
-----------------------------------
Payables and accruals              $1,720           (460)          1,260

Debt                               15,014             --          15,014

Deferred income taxes               5,488            (23)          5,465

Other liabilities                     176             --             176
                                   ------          ------         ------

      Total liabilities            22,398           (483)         21,915
                                   ------          ------         ------
Minority interests                  1,447             --           1,447

Redeemable preferred stock            654             --            654

Company-obligated mandatorily
 redeemable preferred securities
 of subsidiary trusts holding
 solely subordinated debt
 securities of TCIC                 1,000             --          1,000

Stockholders' equity:
   Combined equity                  2,666           (457)         2,209
   Cumulative foreign currency
    translation adjustment            (12)            --            (12)
   Unrealized holding gains for
    available-for-sale securities      26             --             26
   Due from Liberty Media Group       (19)            --            (19)
                                    -----           ----          -----
                                    2,661           (457)         2,204
                                    -----           ----          -----
                                  $28,160           (940)        27,220
                                  =======           =====       ========

See accompanying notes to unaudited condensed pro forma combined financial statements.

                                  "TCI GROUP"

             Condensed Pro Forma Combined Statement of Operations
                                  (unaudited)

                                                   Nine months ended September 30, 1996
                                   -------------------------------------------------------------------------

                                   TCI Group       Satellite        VII Cable        Pro forma      TCI Group
                                   Historical   Distribution(1)   Historical (2)   adjustments(2)   Pro forma
                                   ----------   ---------------   --------------   --------------   ---------
                                                                 amounts in millions

Revenue                              $5,120          (300)            293               (1)(4)         5,112

Operating, selling,
 general and administrative
 expenses and compensation
 relating to stock appreciation
 rights                              (3,503)          294            (189)              --            (3,398)

Depreciation and amortization        (1,107)           87             (52)             (14)(5)        (1,086)
                                     -------         ----            ----              ----           ------

    Operating income                    510            81              52              (15)              628

Interest expense                       (788)           --             (31)             (46)(9)          (865)

Interest and dividend income             30            19               2               --                51

Share of losses of affiliates, net     (319)            1              --               --              (318)


Other income (expense), net             (96)           --               1              (18)(10)         (113)
                                      -----          ----            ----              ----             ----

    Earnings (loss) before income
     taxes                             (663)          101              24              (79)             (617)

Income tax benefit (expense)            189           (31)            (13)              12 (11)          157
                                      -----          ----            ----              ----             ----
    Net earnings (loss)                (474)           70              11              (67)             (460)

Dividend requirement on redeemable
 preferred stocks                       (27)           --              --               --               (27)
                                      -----          ----            ----              ----             ----
    Net earnings (loss) attributable
     to common stockholders          $ (501)          70               11              (67)             (487)
                                    =======          ====            =====             ====             ====


Loss attributable to common
 stockholders per common share       $ (.75)                                                            (.73)(12)
                                     ======                                                             ====

See accompanying notes to unaudited condensed pro forma combined financial statements.

                                   "TCI GROUP"

              Condensed Pro Forma Combined Statement of Operations
                                   (unaudited)

                                                                       Year ended December 31, 1995
                                    ---------------------------------------------------------------------------------------------
                                    TCI Group      Satellite         VII Cable       Cablevision         Pro forma      TCI Group
                                    Historical  Distribution (1)  Historical (2)    Historical (3)   adjustments(2)(3)  Pro forma
                                                                         amount in millions

Revenue                              $5,384         (209)              442              52               (2) (4)           5,667

Operating, selling, general and
 administrative expenses and
 compensation relating to stock
 appreciation rights                 (3,457)         214              (279)            (34)              --               (3,556)

Depreciation and amortization        (1,274)          56               (82)             (2)             (45) (5)          (1,347)
                                     ------         ----              -----            ----             ----              -----
    Operating income                    653           61                81              16              (47)                 764

Interest expense                       (993)          --               (48)             --               (3) (6)          (1,137)
                                                                                                         (4) (7)
                                                                                                         (5) (8)
                                                                                                         (84)(9)

Interest and dividend income             43          25                 --              --               --                   68

Share of losses of affiliates, net     (178)          9                 --              --               --                 (169)

Gains                                   339          --                 --              --               --                  339

Other income (expense), ne t            (45)         --                 34              --              (27) (4)             (69)
                                                                                                        (31) (10)
                                     -----         ----                ----           ----              ----                ----
     Earnings (loss) before income
      taxes                            (181)         95                 67              16              (201)               (204)

Income tax benefit (expense)             66         (32)               (33)             (5)               52 (11)(4)          48
                                     ------        ----               ----            ----              ----                ----
     Earnings (loss) before losses of
      Liberty Media Group              (115)         63                 34              11              (149)               (156)

Losses of Liberty Media Group           (29)         --                 --              --                --                 (29)
                                     ------        ----               ----            ----              ----                ----
      Net earnings (loss)              (144)         63                 34              11              (149)               (185)

Dividend requirement on redeemable
 preferred stocks                       (34)         --                 --              --                --                 (34)
                                     ------        ----               ----            ----              ----                ----
     Net earnings (loss) attributable
      to common stockholders          $(178)         63                 34              11              (149)               (219)
                                     ======        ====               ====            ====              ====                ====
Loss attributable to common
 stockholders per common share       $ (.16)                                                                            (.16)(13)

See accompanying notes to unaudited condensed pro forma combined financial statements.

                           "TCI GROUP"

   Notes to Condensed Pro Forma Combined Financial Statements

                       September 30, 1996
                           (unaudited)


(1)  On   December   4,   1996,   TCI  completed   the   Distribution   by   TCI
     to   the   holders   of   shares  of  the  TCI  Group   common   stock   of
     all of the issued and outstanding common stock of Satellite. At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCI. The Distribution was effected as a tax-free dividend to, and
     did    not   involve   the   payment   of   any   consideration   by,   the
     holders of TCI Group common stock. Prior to the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.

     On   the   date   of  the  Distribution,  Satellite  issued   to   TCIC   a
     promissory    note   in   the   principal   amount   of    $250    million,
     representing a portion of Satellite's intercompany balance owed to TCIC on that date. The remainder of such intercompany balance was assumed by TCI on the date of the Distribution in the form of a capital contribution to Satellite. Such promissory note will bear interest at the rate of 10% per annum and will mature on September 30, 2001. Such interest income to TCIC, amounting to $25 million per annum, has been reflected in the accompanying condensed proforma combined statements of operations.

(2)  On    July    31,   1996,   pursuant   to   certain   agreements    entered
     into   among   TCIC,   TCI,   Viacom   International   Inc.   and   Viacom,
     TCIC acquired all of the common stock of VII Cable which, at the time of such acquisition, owned Viacom's cable systems and related assets.

     The transaction was structured as a tax-free reorganization in which VII Cable initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to New Viacom Sub. VII Cable also transferred to New Viacom Sub the Loan Proceeds of the Loan Facility arranged by TCIC, TCI and VII Cable. Following these transfers, VII Cable retained cable assets with a value at closing of approximately $2.326 billion and the
     obligation    to   repay   the   Loan   Proceeds   borrowed    under    the
     Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

     Prior to the consummation of the VII Cable Acquisition, Viacom offered to the holders of shares of Viacom Common
     Stock   the   opportunity   to  exchange  a   portion   of   their   shares
     of Viacom Common Stock for shares of VII Cable Class A Stock. Immediately following the completion of the Exchange Offer, TCIC acquired from VII Cable shares of VII Cable
     Class B Common Stock in exchange for $350 million (which was used to reduce VII Cable's obligations under the Loan
     Facility). At the time of the Share Issuance, the VII Cable Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into the Exchangeable Preferred Stock of VII Cable with a stated value of $100 per share. The terms of the Exchangeable
     Preferred Stock, including its dividend, redemption and exchange features, were designed to cause the Exchangeable Preferred Stock, in the opinion of two investment banks, to initially trade at the Stated Value.

                                                                     (continued)

                           "TCI GROUP"

   Notes to Condensed Pro Forma Combined Financial Statements

     The cost to acquire VII Cable was approximately $2.326 billion, consisting of the Loan Proceeds and the $626 million aggregate par value of the VII Cable Exchangeable Preferred Stock. The accompanying unaudited pro forma condensed combined statements of operations do not reflect potential cost savings attributable to (i) economics of scale which may be realized in connection with purchases of programming and equipment or (ii) consolidation of certain operating and administrative functions including the elimination of duplicative facilities and personnel.

(3) On April 25, 1995, TCI Group consummated the Cablevision Acquisition for an aggregate purchase price of $286 million. The purchase price was paid with cash consideration of approximately $199 million (including a previously paid deposit of $20 million) and TCI Group's issuance of the
     Cablevision   Notes.    TCI   Group  has   an   option   during   the   two
     year period ended April 25, 1997 to increase its ownership interest in Cablevision to 80% at a cost per subscriber similar to the initial purchase price. The exercise of such option has not been reflected in the accompanying condensed pro forma combined financial statements.

     All   amounts   presented   with  respect   to   Cablevision   are   stated
     in U.S. dollars. During the periods covered by the accompanying condensed pro forma financial statements, an exchange rate of one U.S. dollar to one Argentine peso was maintained by the Argentine government.

(4) Reflects the conveyance to New Viacom Sub of certain nonmaterial assets, liabilities and related results of operations of VII Cable, including for the year ended December 31, 1995, a pre-tax gain of $27 million from the sale of marketable securities and a provision for income taxes of $11 million.

(5) Represents depreciation and amortization of VII Cable's and Cablevision's allocated excess purchase prices based upon weighted average lives of 12-1/2 years for property and equipment for Cablevision and 40 years for franchise costs for VII Cable and 20 years for franchise costs for Cablevision. The valuations and other studies which will provide the basis of the allocation of the cost to acquire VII Cable have not yet been completed and, consequently, the purchase accounting adjustments made in connection with the development of the unaudited condensed pro forma combined financial statements are preliminary.

(6)  Represents    assumed    interest    expense    on    the    $87    million
     principal   amount   of   the   Cablevision   Notes,   calculated   at   an
     assumed interest rate of 10.0% per annum.

(7)  Represents      additional      interest      expense      on       assumed
     indebtedness of Cablevision. Such additional interest expense was not reflected in the historical financial statements of Cablevision as the related borrowings were not
     utilized   to   support   the   assets  acquired   by   TCI   Group.    The
     pro forma adjustment assumes that Cablevision's April 25, 1995 borrowings ($77 million including capital lease obligations) were outstanding since January 1, 1995 and that such borrowings bore interest at 14.5% per annum.

(8) Represents assumed interest expense incurred by TCI Group on the borrowings of $179 million to pay the remaining cash portion of the Cablevision purchase price. Such interest expense was calculated at TCI Group's weighted average interest rate of 8.1% for the year ended December 31, 1995.


                                                                     (continued)

                           "TCI GROUP"

   Notes to Condensed Pro Forma Combined Financial Statements

(9) Represents assumed additional interest expense (after taking into consideration interest expense reflected in the historical VII Cable operations) incurred by TCI Group on
     the    borrowings    of    the    Loan   Proceeds.     Solely    for    the
     purposes of this presentation, TCI Group has assumed an interest rate of 7.50% and 7.78% for the nine months ended
     September 30, 1996 and for the year ended December 31, 1995, respectively, based upon historical interest rates adjusted for anticipated terms of the Loan Facility.

(10) Reflects    a    5.0%   cumulative   annual   dividend    on    the    $626
     million    of    VII   Cable   Exchangeable   Preferred   Stock    included
     in minority share of losses of consolidated subsidiaries.

(11) Reflects   the   estimated   income   tax   effect   of   the   pro   forma
     adjustments.    The   effective  income   tax   rate   on   a   pro   forma
     basis is adversely affected by the amortization of excess acquisition costs, which are assumed not to be deductible for tax purposes.

(12) Reflects loss per common share based upon 665.0 million weighted average shares. Such amount represents TCI Group's weighted average shares, as disclosed in its September 30, 1996 historical financial statements.

(13) Reflects    loss    per   common   share   based   upon    656.4    million
     weighted average shares from August 11, 1995 through December 31, 1995. Such amount represents TCI Group's weighted average shares, as disclosed in its December 31, 1995 historical financial statements.